Altisource™ Residential Corporation

December, 2014

Investor Presentation

FORWARD-LOOKING STATEMENT:
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies as well as industry and market conditions. These statements may be identified by words such as "anticipate," "intend," "expect," "may," "could," "should," "would," "plan," "estimate," "seek," "believe" and other expressions or words of similar meaning. We caution that forward looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors that could cause the Company's actual results to differ materially from these forward-looking statements may include, without limitation, our ability to implement our business strategy; our ability to make distributions to our stockholders; the impact of changes to the supply of, value of and the returns on sub-performing and non-performing loans; our ability to successfully modify or otherwise resolve sub-performing and non-performing loans; our ability to convert loans to single-family rental properties generating attractive returns; our ability to predict costs; difficulties in identifying sub-performing and non-performing loans and single-family properties to acquire; our ability to effectively compete with competitors; our ability to apply the net proceeds from financings in target assets in a timely manner; changes in interest rates and the market value of the collateral underlying our sub-performing and nonperforming loan portfolios or acquired single-family properties; our ability to obtain and access financing arrangements on favorable terms, or at all; our ability to retain the exclusive engagement of Altisource Asset Management; the failure of Altisource Portfolio Solutions S.A. to effectively perform its obligations under various agreements with us; the failure of our servicer to effectively perform its servicing obligations under its servicing agreement with us; our failure to qualify or maintain qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act of 1940, as amended; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative or regulatory tax changes and other risks and uncertainties detailed in the "Risk Factors" and other sections described from time to time in the Company's current and future filings with the Securities and Exchange Commission. In addition, financial risks such as liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive.

The statements made in this presentation are current as of the date of this presentation only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.

Attendees

- William Erbey, Chairman
- Ashish Pandey, Chief Executive Officer
- Robin Lowe, Chief Financial Officer

Key Points

Altisource™ Residential Corporation

- Leading Single Family Rental Platform supports Sustainable and Growing Dividend.
- NPL Market remains an attractive acquisition channel, and NPL pricing has normalized.
- Substantial embedded value in existing NPL portfolio.
- Ample Liquidity and Cash Flow support dividend.
- Adding a second mortgage loan servicer.
- No plans to raise equity at a dilutive level.

Leading Rental Platform

Altisource™ Residential Corporation

- Largest geographic market opportunity of any single family rental operator.
- Higher gross yields result from a portfolio constructed in higher yielding markets with limited institutional competition.
- Leading gross asset yields drive industry leading ROE.
- Standalone single family rental economics are attractive.

Largest geographic market opportunity of any rental platform

Altisource™ Residential Corporation

- RESI has existing property management capability in 208 MSAs covering **76%** of US population.
- Competing platforms publically state they need 500-2,000 homes to leverage their expense base, limiting them to large cities with limited developmental restrictions.
- RESI has minimal portfolio overlap with other institutional single family rental operators.

RESI Current Rental Portfolio Performance

Altisource™ Residential Corporation

Count	210		
Total acquisition BPO	$ 23,775,579		

	Total	per home	% of Acq BPO
Revenue			
Gross Rent	$ 2,988,024	$ 14,229	12.6%
Gross Rental Income	**2,988,024**	14,229	12.6%
Expenses			
Property Management fee	114,123	543	0.5%
Real estate taxes	402,702	1,918	1.7%
HOA fees	136,426	650	0.6%
Insurance	94,500	450	0.4%
Repairs and Management[1]	166,429	793	0.7%
Turnover/Rent ready[1]	83,001	395	0.3%
Leasing costs	47,551	226	0.2%
Eviction and administrative	-	-	
Total operating expense	1,044,731	4,975	4.4%
Net operating income	**$ 1,943,293**	**$ 9,254**	**8.2%**

1. Estimated

Hypothetical Monetization of HPA on Rental Property

Altisource Residential Corporation


$100 K
$25
$75
$116
$116 K
$29
$87
Total Rental Property Value
Equity
Debt
Current Rental Property Value
Estimated Rental Property Value after 5 years at 3% HPA
Capital Structure After Securitization Refinancing at 75% of the New Rental Property Value

Equity Invested	$25 K
Estimated ROE	~20%[1]

Year 1

Reduces by $12 K due to HPA- driven higher refinancing proceeds

CAGR of 17%

Equity Invested	$13 K
Estimated ROE	~43%[1]

Year 5

Monetization of 3% HPA by securitization refinancing would ROE at an estimated CAGR of 17% over 5 years

Note: Does not reflect management's expectations regarding the variables under consideration. Actual values may vary materially. Does not include the impact of any expense reimbursement and incentive fee that may be required to be paid to AAMC.

1. Assumes 3% per annum growth in net rental income over 5 years. Assumes initial net rental yield of 7.5% and cost of financing of 3.5%. Actual results may vary materially.

Hypothetical Dividend Yields from Rental Property



Growth
CAGR
12%
20%
22%
24%
27%
31%
34%
First-time lease
Year 1
Year 2
Year 3
Year 4
Year 5

Monetization of 3% HPA by securitization refinancing would increase ROE at an estimated CAGR of 12% over 5 years

Note: Does not reflect management's expectations regarding the variables under consideration. Actual values may vary materially. Does not include the impact of any expense reimbursement and incentive fee that may be required to be paid to AAMC.

Assumes initial net rental yield of 7.5% and cost of financing of 3.5%. Assumes dividend payout ratio of 100%. Assumes 3% annual HPA over 5 years and similar growth in net rental yield. Assumes leverage of 75% of the property value and HPA monetization every year by re-levering the increased property value. Proceeds from re-levering are assumed to be re-invested at similar yield and leverage assumptions as the initial investment.

Rental Portfolio drives Dividends

Altisource Residential Corporation™

Based on Current Assets. Portfolio Size $1.25Bn[1]	Purchase of NPLs with $850MM MV. Portfolio size $1.7Bn	Capital Reinvestment. Portfolio size $4.9Bn
$0.95[2] per share	$1.13[3] per share	$2.51[4] per share



Net Income
$61 MM
$82 MM
$239 MM
Current Assets 5
Add $850 MM New Collateral 5,6
Reinvest Capital 5,7

With no further equity raise and reinvestment of all proceeds from loan/REO dispositions, dividends from rental portfolio, based on assumptions below, would be $2.51 per share.

<u>Note:</u> Assumes rental conversion probability of 50%, REO disposition probability of 35% and loan dispositions (including mods followed by refinances/performing loan sales) probability of 15%. Average MV of underlying properties for NPLs that are expected to convert to rental assumed to be $160 K. Average MV of underlying properties for NPLs that are expected to be disposed directly or via REO disposition assumed to be $322K.

1. Based on assumed rental market value of $160 K and estimated rental count of ~7,800 from RESI's NPL and REO portfolio at the end of Sep 2014 i.e. 50% of 12,090 NPLs + ~60% of 2,984 REOs.
2. Post AAMC fee. Calculated as $61 MM /57.2 MM shares and applied to incentive fee waterfall. Assumes 100% dividend payout of net EPS. Actual results can vary materially.
3. Post AAMC fee. Calculated as $82 MM/57.2 MM shares and applied to incentive fee waterfall. Assumes 100% dividend payout of net EPS. Actual results can vary materially.
4. Post AAMC fee. Calculated as $239 MM/57.2 MM shares and applied to incentive fee waterfall. Assumes 100% dividend payout of net EPS. Actual results can vary materially.
5. Assumes net rental yield of 7.5%. Assumes cost of financing of 3.5% and leverage of 75% of property value. Actual results can vary materially.
6. Assumes additional portfolio of $850 MM of MV purchased without any future equity raise and 50% flow through to rental portfolio. Actual results can vary materially.
7. Assumes all available capital is ultimately reinvested into rental properties. Actual results can vary materially.

NPL market remains attractive

Altisource™ Residential Corporation

- Large Supply of NPLs.
- NPL Pricing has normalized.
- Early performance of RESI NPL purchases have exceeded initial underwriting assumptions.

NPL Pricing has Normalized



Historical HUD SFLS Prices
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
2013 Q1
SFLS 2013-1
2013 Q2
SFLS 2013-2
2013 Q4
SFLS 2014-1
2013 Q4
SFLS 2014-1 Part 2
2014 Q2
SFLS 2014-2
2014 Q3 1
SFLS 2014-2 Part 2
Max Price
Min Price
Average Price

Note
1. 2014 Q3 excludes 3 purchases by Bayview.

Source: HUD publications

Proven Resolution Performance

Altisource™ Residential Corporation

NPL resolutions since inception



571
370
92
65
2,843[1]
Modifications/ Reinstatements
Short Sales/ Third Party Sales
Paid in Full
Refinances
Net REO Conversions

Resolution Mechanism	Gain over Purchase Price	Proceeds as % of Acquisition BPO	Average Realized Gain per Loan
Short sales/Third Party Sale[2]	*36%*	*99%*	*$84 K*
Paid in Full[3]	*34%*	*NA*	*$65 K*
FHA Refinances[4]	*63%*	*113%*	*$57 K*
Modified Loans sold as re-performing[5]	*47%*	*100%*	*$52K*
REO Sales[6]	*26%*	*92%*	*$30 K*

Note:
1. 2,868 REO conversions since inception, net of 25 reversions to NPL.
2. Calculated for 370 short sales/third party sales completed through Q3 2014. Excludes 76 loans that were in active loss mitigation initiated by the seller at the time of sale and were subsequently resolved via short sales or third party sales.
3. Calculated for 92 loans that were paid in full through Q3 2014.
4. Calculated on 65 FHA refinances that were completed through Q3 2014.
5. Calculated on sale of 38 loans from prior NPL acquisitions that were modified by us..
6. Calculated on 103 REOs that were sold through Q3 2014.

Substantial Value embedded in existing NPL portfolio

Altisource™ Residential Corporation

- Inception to Date GAAP income significantly exceeds taxable income.
- A large gap exists between estimated NAV, net of AAMC fee, and current book value

GAAP vs. Estimated REIT Taxable Income

Altisource™ Residential Corporation

From inception through Q3 2014, cumulative GAAP pre-tax income exceeded cumulative estimated REIT taxable income by $78.3 million



$ 200.0 MM
$ 160.0 MM
$ 120.0 MM
$ 80.0 MM
$ 40.0 MM
$ 0.0 MM
$ 187.0 MM
$ 108.7 MM
2Q-13
3Q-13
4Q-13
1Q-14
2Q-14
3Q-14
Cumulative GAAP Pre-tax Income
Cumulative Estimated REIT Taxable Income

Significant Embedded Value

Altisource™ Residential Corporation



Potential tax gains of $624MM or $6.54[3] per share that drive dividends in the near term
Embedded value for RESI above current book value is $5.48[1] per share. NAV per share $28.51[2]
100%
82%
79%
75%
68%
$1,970 MM
$210 MM
$111 MM
$102 MM
$522 MM
$2,914 MM
Estimated Tax Carrying Value as of 9/30
Estimated conversion costs 4
Estimated REO/loan disposition costs 5
Difference in Carrying Value Between GAAP & Tax
Potential value creation
Total MV as of 9/30

The discounted carrying value represents significant dividend potential through the NPL resolution timeframe

Note: Assumes rental conversion probability of 50%, REO disposition probability of 35% and loan dispositions (including mods followed by refinances/performing loan sales) probability of 15%. Average MV of underlying properties for NPLs that are expected to convert to rental assumed to be $160 K. Average MV of underlying properties for NPLs that are expected to be disposed directly or via REO disposition assumed to be $322K.

1. Post AAMC Fee. Calculated as $522 MM /57.2 MM shares (outstanding at the end of Q3 14) and assumed distribution of the income in 60:40 ratio between RESI and AAMC. Assumes no HPA. Actual results can vary materially.
2. Post AAMC Fee. Calculated as $5.48 (embedded value) + $23.03 (BV per share at the end of Q3 2014). Assumes no HPA. Actual results can vary materially.
3. Calculated as ($522 MM + $102 MM) /57.2 MM shares (outstanding at the end of Q3 14) and assumed distribution of the income in 60:40 ratio between RESI and AAMC. Assumes no HPA. Actual results can vary materially.
4. Estimated to be 10% of the market value of underlying properties less costs already incurred from inception until Sep 2014. Actual results can vary materially.
5. REO selling costs estimated to be 6% of market value of the underlying properties, and loan disposition haircut assumed to be 5% of the market value of the underlying properties. Actual results can vary materially.

RESI has ample liquidity and cash flow to support NPL purchases and dividends

Altisource™ Residential Corporation

- Cash distributions will be funded through cash proceeds from dispositions and additional available financing from re-leveraging REOs.

Funding Cash Distributions

Altisource™ Residential Corporation


Residential Business Model
Acquire NPLs
Resolution Strategy
Loan Modification
Collateral Disposition
Rental Conversion
50%
50%
Funding cash distributions
Taxable gains converted to cash gains in a short period
Cash generated from additional available financing is higher than taxable gains

Expected Realized Gains from Non Rental

Altisource Residential Corporation™

$7 per share realized gain expected over next 2 years.

	Expected Realized Count[1]	Expected Realized Gains
Non-REOs	1,814	$ 139 MM[2]
REOs	5,460	$ 261 MM[3]
Total	**7,274**	**$ 400 MM**

Note: Does not reflect management's expectations regarding the variables under consideration. Actual values may vary materially. Does not include the impact of any expense reimbursement and incentive fee that may be required to be paid to AAMC. Average MV of underlying properties for NPLs that are expected to be disposed directly or via REO disposition assumed to be $322K.

1. Expected Realized Count is 50% for NPLs (REO disposition probability of 35% and loan dispositions (including mods followed by refinances/performing loan sales) probability of 15%) and ~40% (=35%/85%) for REOs (85% of NPLs are converted into REOs and 35% of NPLs are resolved through REO liquidations).
2. Calculated for each non-REO liquidation as an estimated 37% of purchase price for early resolutions (i.e. blended average historical gain over purchase price on short sales, third party sales, paid in full and FHA short refinances until Q3 2014)
3. Calculated for each REO liquidation as an estimated 26% of purchase price for REO liquidations (i.e. average historical gain over purchase price on REO sales until Q3 2014)

Funding Cash Distributions: Financing[1]

Altisource Residential Corporation

Conversion to REO generates additional cash available from financing that is higher than the taxable gain

Purchase Price[2]	$99 K
Escrow and Other Advances[3]	$12 K
Servicing Fee[3]	$2 K
Cost of Financing[4]	$3 K
Total Investment	**$116 K**

Tax basis at REO Conversion is market value of the property ($150 K), resulting in tax gain of $34 K (i.e. $150 K- $116 K)

Additional available financing is $5 K higher than the taxable gain.

	Leverage at the time of NPL Purchase	Leverage at the time of REO Conversion
Borrowing Base	$99 K	$150 K
Financing Assumption	60%	65%
Debt Available	**$59 K**	**$98 K**

Additional debt available at REO Conversion is equal to $39 K (i.e., $98 K-$59 K)

Note:
1. This is a hypothetical illustrative example for a single NPL with market value of underlying property assumed to be $150 K. Foreclosure is assumed to be completed in 18 months. Actual foreclosure timelines are state-dependent and can vary materially.
2. Assumes NPL purchase price to be 66% of market value of the underlying property. Actual results may vary materially.
3. NPL management costs assumed to be 14% of NPL Purchase Price, including costs associated with converting the loan to REO. Actual management costs may differ materially depending on the geographical composition and underlying property characteristics of the portfolio.
4. Assumes initial NPL financing at ~60% of the NPL purchase price. Cost of financing assumed to be 3.5%. Actual results may vary materially.

Dividend & Incentive Fee Calculation

Altisource™ Residential Corporation

- REIT rules require us to dividend at least 90% of our annual REIT taxable income, and our repurchase agreement covenants preclude us from distributing more than 100% of our REIT taxable income in any year.
- Prior to quarter-end, we estimate Cash Available for Distribution based on estimated taxable income excluding the AAMC Incentive Fee and declare a quarterly dividend based on that estimate.
- There will be a "true-up" based on the difference between estimates and actual results in the first quarter following the year end.

In Q3 2014, the calculation was:

Estimated Q3 2014 CAD used for AAMC Incentive Fee calculation			$ 50,956	$ 0.89	per share
Incentive Fee Calculation	**To AAMC**	**Qtrly Per Share Threshold**		**Per Share to AAMC**	
	2.0%	-		0.003	per share
Hurdle 1	15.0%	0.161		0.005	per share
Hurdle 2	25.0%	0.193		0.016	per share
Hurdle 3	50.0%	0.257		0.317	per share
Q3 2014 AAMC Incentive Fee			$ 19,503	0.341	per share
Q3 2014 Dividend payments			$ 31,453	0.550	per share

The Actual Q3 2014 CAD based on estimated REIT taxable income at quarter-end was:

Estimated Q3 2014 Taxable Income	$ 38,675		
Plus AAMC Incentive Fee	$ 19,503		
Q3 2014 Cash Available for Distribution	**$ 58,178**	**$1.02**	**per share**

The 2014 YTD difference between the estimated REIT taxable income and dividends paid is $10.9 million or $0.19 per share.

We have Sufficient Liquidity

Altisource Residential Corporation

- 1Bn repurchase facility maturing March 2015 is extendable for one year at our option. $250MM facility matures in March 2016, $200MM facility maturing April 2015 has a one year extension option.
- Closed $150MM NPL securitization transaction in 3Q14 and closed a second transaction of $175MM in 4Q14. We expect further securitizations in 1Q15.
- We expect NPL securitizations to generate an additional $150MM cash to purchase NPLs with an underlying property value of $850MM.
- We continue to seek to maximize returns on cash (e.g. $15MM New Source transaction).
- We sold RPLs acquired as part of an NPL transaction. Holding RPLs on our Balance Sheet provides less attractive returns than NPLs and is not part of our core strategy.
- We expect to generate additional cash for investment when we execute an SFR securitization transaction.

Key Points

Altisource™ Residential Corporation

- Leading Single Family Rental Platform supports Sustainable and Growing Dividend.
- NPL Market remains an attractive acquisition channel and NPL pricing has normalized.
- Substantial embedded value in existing NPL portfolio.
- Ample Liquidity and Cash Flow support dividend.
- Adding a second mortgage loan servicer.
- No plans to raise equity at a dilutive level.